UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

Consulting Agreement with Robert Anderson

On March 19, 2018, Synthesis Energy Systems, Inc. (the “Company”) entered into a consulting agreement with Robert Anderson, a director of the Company, to provide certain ongoing project assistance. The agreement was initially for a three month term, and was extended by amendment for an additional three months effective June 8, 2018. Mr. Anderson receives a monthly fee of $3,000 for his services. He is also entitled to reimbursement for reasonable expenses incurred in the performance of his services. Under the agreement, Mr. Anderson is also subject to confidentiality, non-competition, non-solicitation, and non-disparagement obligations.

The foregoing description of the consulting agreement is qualified in its entirety by reference to the full text of the consulting agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the amendment to the consulting agreement which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Consulting Agreement with Harry Rubin

On June 7, 2018, the Company entered into a consulting agreement with Henmead Enterprises, an entity controlled by Harry Rubin, a director of the Company, to provide certain ongoing project assistance. The agreement is for a three month term subject to extension by mutual agreement. Mr. Rubin receives a monthly fee of $3,000 for his services. He is also entitled to reimbursement for reasonable expenses incurred in the performance of his services. Under the agreement, Mr. Rubin is also subject to confidentiality, non-competition, non-solicitation, and non-disparagement obligations.

The foregoing description of the consulting agreement is qualified in its entirety by reference to the full text of the consulting agreement which is filed with this Current Report on Form 8-K as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

10.1	Consulting Agreement between the Company and Robert Anderson dated effective March 19, 2018.

10.2	Amendment to Consulting Agreement between the Company and Robert Anderson dated effective June 8, 2018.

10.3	Consulting Agreement between the Company and Henmead Enterprises, Inc. effective June 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: June 11, 2018	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

10.1	Consulting Agreement between the Company and Robert Anderson dated effective March 19, 2018.

10.2	Amendment to Consulting Agreement between the Company and Robert Anderson dated effective June 8, 2018.

10.3	Consulting Agreement between the Company and Henmead Enterprises, Inc. effective June 7, 2018.